UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 9, 2020
Date of Report (Date of earliest event reported)

WHITE MOUNTAINS INSURANCE GROUP, LTD.
(Exact name of registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation or organization)	1-8993 (Commission file number)	94-2708455 (I.R.S. Employer Identification No.)

23 South Main Street, Suite 3B, Hanover, New Hampshire 03755
(Address of principal executive offices)

(603) 640-2200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $1.00	WTM	New York Stock Exchange
per share		Bermuda Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the
Exchange Act. ☐

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

White Mountains Insurance Group, Ltd. (the “Company”) previously announced that Frank Bazos, Executive Vice President and Head of M&A of White Mountains Capital LLC (“WMC”), will resign from his current role on March 1, 2021 and become a Senior Advisor to WMC.

On December 16, 2020, Mr. Bazos and WMC, acting with the approval of the Compensation Committee of the Company’s Board of Directors, entered into an employment agreement (the “Agreement”) relating to Mr. Bazos’s service as Senior Advisor. Under the Agreement, Mr. Bazos will (A) be paid a base salary at the annual rate of $250,000 and (B) continue to participate in WMC’s employee benefit plans. In addition, Mr. Bazos’s existing 3,600 unvested performance shares granted under the Company’s Long -Term Incentive Plan (“LTIP”) will remain outstanding.

Under the Agreement, and in accordance with the terms of Mr. Bazos’s original offer letter from when he joined WMC in 2019 and which terms are described in the Company’s 2020 proxy statement, on the date that a mutual release of claims to be entered into by WMC and Mr. Bazos becomes irrevocable (the “Release Date”), (A) WMC will pay Mr. Bazos (1) $500,000, consisting of the third installment of his original signing bonus, and (2) $875,000, representing the agreed payment in the event of Mr. Bazos’s departure prior to March 15, 2021, and (B) Mr. Bazos’s existing 3,600 restricted shares granted under the LTIP will vest.

The Agreement also provides that Mr. Bazos will be subject to certain restrictive covenants.

The foregoing description of the Agreement is a summary of its material terms, does not purport to be complete, and is qualified in its entirety by reference to the Agreement, which will be filed as an exhibit to the Company’s annual report filed pursuant to the Securities Exchange Act of 1934, as amended, for the year ending December 31, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHITE MOUNTAINS INSURANCE GROUP, LTD.
DATED: December 21, 2020	By:	/s/ J. BRIAN PALMER J. Brian Palmer Managing Director and Chief Accounting Officer

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